Pulse Evolution Group becomes Facebank Group as Europe Acquisition Drives

Digital Human Industry Growth Plan

Company to begin Trading under stock symbol FBNK effective September 30, 2019

New York, NY, September 27, 2019 – Pulse Evolution Group, Inc. (OTC: DGLF) today announced FINRA effectuation of a shareholder approved corporate action to change the name of the Company to Facebank Group, Inc. and begin trading, effective Monday, September 30,2019, under the stock symbol FBNK.

New Company Name:	Facebank Group, Inc.
New Symbol:	FBNK
Effective Date:	Sep 30, 2019
New Website:	www.facebankgroup.com

The name change is reflective of the Company’s objective to become the world’s leading digital human technology company, focused on the development, collection, protection and preparation of the personal digital likeness assets, of celebrities and consumers, for use in artificial intelligence, entertainment, personal productivity and social networking.

On August 15, 2019, the Company acquired Facebank AG, a Swiss holding company with control interests in a number of market leading digital solutions businesses, including a global ecommerce and software solutions platform that empowers the explosive growth of the digital human industry: digital likeness assets for celebrities, consumers, entertainment, games, and artificially intelligent chatbots and digital assistants.

On September 19, 2019, the Company, through its wholly owned subsidiary FacebankAG, completed its majority acquisition of Nexway AG, a German-listed digital solutions company with a global footprint to offer merchants around the world, including now its parent company Facebank Group, turnkey solutions for the management all of their global ecommerce needs and infrastructure, from product/apps download support, to payment processing and use of all major payment methods, to tax filings in all applicable jurisdictions worldwide, to compliance with data privacy and other applicable laws, to customer service and reporting.

Facebank Group CEO, John Textor commented, “With a strategy to the become the world leader in the emerging digital human and face-related industries, and supported by the technology and global distribution of our acquired companies, we are thrilled to make our immediate application, to the NYSE, as Facebank Group, with a brand that is truly as big as the market of consumers we intend to serve.”

About Facebank Group, Inc.

New Website: http://www.facebankgroup.com

Facebank Group, Inc. (OTC: FBNK) is a digital human technology company, focused on the development, collection, protection and preparation of the personal digital likeness assets, of celebrities and consumers, for use in artificial intelligence, entertainment, personal productivity and social networking.

Facebank Group, including its consolidated companies, is a globally recognized developer of hyper-realistic digital humans – computer generated assets that can be distributed across the full spectrum of traditional media and emerging display technologies, including live entertainment, virtual reality, augmented reality, mobile, interactive and artificial intelligence applications. We are focused on the development, collection, protection and preparation of the personal digital likeness assets, of celebrities and consumers, for use in artificial intelligence, entertainment, personal productivity and social networking. The Company’s business plan is to generate revenues through the development and deployment of digital human characters, for celebrities and consumers, but also through the roll-up acquisition of the digital human industry. The Company believes it has the opportunity to make strategic acquisitions of technology and revenue-generating companies, to become a dominant global leader in a sizable and lucrative digital human industry that is, thus far, largely unrecognized as an industry.

We believe that digital humans will be ubiquitous in society, culture and industry. In the last decade, hyper-realistic digital humans have performed in movies such as The Curious Case of Benjamin Button or on stage such as the virtual performance of a digital Tupac Shakur at the Coachella Valley Music Festival. We expect that, in years to come, digital humans will not only perform for audiences on stage and in film, but they will also represent individual consumers as digital likeness avatars, in realistic and fantasy form, appearing and interacting on the consumer’s behalf in electronic and mobile communication, social media, video game, virtual reality, and augmented reality. The Company’s long-term goal is to be the ‘face’ of artificial intelligence, to provide a human form to interactive artificially intelligent computer beings that will be common in society, providing useful information and services to people in diverse industries, such as education, health care, telecommunications, defense, transportation and entertainment.

Our leadership team is currently focused on applications of digital humans in entertainment. We believe the entertainment industry provides us with attractive near-term opportunities to put digital humans to work in proven performance-oriented business models, while also allowing us to use the visibility of our globally recognized celebrities to showcase our digital human technologies and their applications across other industries. Accordingly, our current business plan is to generate revenues from our digital human representations of some of the world’s best-known living and late celebrities.

Beyond entertainment, we believe our specific business opportunity will be driven by the rapid evolution of the methods by which people access information and content through various forms of interactive electronic media. We believe that we are moving toward a world in which we will simply ask a computer a question and we will be given an answer, by a hyper-realistic digital human who possesses a universe of accurate and relevant information. Through our continued development of the world’s most advanced human animation technology, and our collaboration with the larger community of artificial intelligence pioneers, we expect that we will do more than just put a face on ‘AI.’ We intend to build your most knowledgeable teacher, your most trusted advisor, and in a digital world that reveals more possibilities each day, maybe even your best friend.

Our most recent SEC filings and financial information can be found on the Securities and Exchange Commission’s website at www.SEC.gov

FORWARD-LOOKING STATEMENTS; ADDITIONAL INFORMATION

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, current economic and credit conditions, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Contact:

Facebank Group, Inc.

inquiries@facebank.com

212-537-5775